UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2025

Farmers and Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55756	81-3605835
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

4510 Lower Beckleysville Road, Suite H, Hampstead, MD	21074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 374-1510

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)         Appointment of Officer.

Farmers and Merchants Bancshares, Inc. (the “Company”) and its wholly-owned bank subsidiary, Farmers and Merchants Bank (the “Bank”), announce that, on April 29, 2025, the Board of Directors of appointed Barry Luciani to serve as the Bank’s Executive Vice President and Chief Retail Banking Officer (“CRBO”).

Mr. Luciani has served as Senior Vice President – Director of Retail Banking with Farmers & Merchants Bank since October, 2020. Mr. Luciani joined Farmers & Merchants Bank through the acquisition of Carroll Community Bank where he served as Executive Vice President – Chief Operating Officer.  Prior to Farmers & Merchants, Mr. Luciani was Senior Vice President - Retail Executive at Howard Bank from 2016 through 2018.  Between 1998 and 2016, Mr. Luciani served as Senior Vice President, Branch Executive for Susquehanna Bank.  Mr. Luciani is a graduate of California University of Pennsylvania. Mr. Luciani has not served as a director of a publicly traded company during the last 5 years.

In connection with his appointment as the CRBO, Mr. Luciani will be entitled to an annual base salary of $190,000 and to participate in the Bank’s bonus program for certain designated executive officers, which is described in the section of the Company’s definitive proxy statement on Schedule 14A for the 2025 annual meeting of stockholders, filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2025, entitled “Executive Compensation – Bonus Program”.

Since the beginning of the Company’s fiscal year ended December 31, 2023, neither the Company nor any of its subsidiaries has engaged in any transaction with Mr. Luciani or any of his affiliates for which disclosure would be required pursuant to Item 404(a) of the SEC’s Regulation S-K, and no such transaction is currently proposed for the remainder of the fiscal year ending December 31, 2025.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed with this report are listed in the following Exhibit Index:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS AND MERCHANTS BANCSHARES, INC.

Dated: May 5, 2025	By:	/s/ Gary A. Harris
Gary A. Harris
President & CEO